UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2007

YELLOWCAKE MINING INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-137539

(Commission File Number)

83-0463005

(IRS Employer Identification No.)

213 West Main St. Suite F, Riverton, WY  82501

(Address of principal executive offices and Zip Code)

(307) 856-8080

(Registrant's telephone number, including area code)

Suite 200 – 8275 South Eastern Avenue, Las Vegas, Nevada USA 90123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 29, 2007, we appointed David Miller to our board of directors.

From 1999 to the present Mr. Miller has been the President of Miller and Associates, LLC in Riverton, Wyoming where he is involved in the research acquisition, exploration, consulting and development of energy and mineral resources in the United States.

From 2004 to the present Mr. Miller has acted as a consultant on uranium project acquisition, development and mine planning for Strathmore Minerals Corp. in Riverton, Wyoming. Mr. Miller has also been a representative from House District 55 for the Wyoming Legislature from 2001 to the present.

Mr. Miller received a BSc in Geology from the University of Missouri – Columbia in 1975.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.

/s/ William Tafuri

William Tafuri

Director

Date:	March 30, 2007